UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2011

Annual Repor t

Legg Mason

Batterymarch

S&P 500

Index Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch S&P 500 Index Fund

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

Legg Mason Batterymarch S&P 500 Index Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the twelve-month reporting period as a whole, U.S. equities produced a modest gain.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period, reaching a low of 50.6 in August — the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

IV	Legg Mason Batterymarch S&P 500 Index Fund

Investment commentary (cont’d)

Financial market overview

While stocks generated strong results over the first seven months of the reporting period, most of these gains were erased during the last five months of the period. To a great extent, robust investor risk appetite was replaced by heightened risk aversion. The change in investor sentiment was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Equity market review

As discussed, there was a dramatic difference in the return of the stock market as the reporting period progressed. Despite a number of setbacks, U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), returned 20.79% during the first seven months of the reporting period. During that time, the market was supported by generally strong investor demand and corporate profits that were often better-than-expected. With risk appetite being replaced with risk aversion, the Index then fell 16.26% over the last five months of the period. This turnaround was due to weaker-than-expected economic data, a further escalation of the European sovereign debt crisis and the S&P downgrade of U.S. sovereign debt. All told, the Index returned 1.14% over the reporting period.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the twelve months ended September 30, 2011, with the large-cap Russell 1000 Indexvi returning 0.91%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned -0.88% and -3.53%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 3.39% and -2.22%, respectively.

Legg Mason Batterymarch S&P 500 Index Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Indexi (the “Index”). Normally, the Fund invests at least 80% of its net assets in equity securities or related investments included in the Index and generally is fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings. The Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemptions requests and pay the Fund’s expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the given cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period began on a positive note, with confirmation in early November 2010 that the Federal Reserve Board (“Fed”)ii would continue its aggressive stimulus policy in response to a “disappointingly slow” economic recovery. Despite the initiation of “QE2,” economic indicators remained mixed during the quarter. Growing consumer confidence and demand were offset by continued high, long-term unemployment and a weak and deteriorating housing market.

Despite a string of global macro shocks in early 2011, including the Sendai earthquake and tsunami, increasing unrest in the Middle East and continuing concerns about European sovereign debt issues, investors became increasingly optimistic about a sustained U.S. economic recovery. This optimism continued into the second calendar quarter on improving economic and company fundamentals. However, equities declined starting in early May as worries over the health of the global economy were reinvigorated, and macro issues became more pervasive. Recurring concerns over peripheral European sovereign debt and global inflation, coupled with a slowdown in economic growth, an unanticipated rise in U.S. unemployment and a confirmed double-dip in U.S. housing, led to investors shedding risky assets in favor of safer havens.

By all measures, the final quarter of the reporting period was an ugly one for global markets. Political brinksmanship over the U.S. debt ceiling in late July and Standard & Poor’s downgrade of the U.S. credit rating in early August combined with increasing fears of a Greek default to rattle the markets. European Union (“EU”) policy makers consistently failed to come up with a credible solution for the European debt crisis which drove concerns over the potential for the EU to unravel and caused contagion to spread to other markets. Despite some signs during the quarter that the U.S. economy was growing modestly, the Fed’s September statement warned of “significant downside risks” to the economy based on slowing global growth. By the final day of the quarter, the concerns that the U.S. was headed into a double dip recession had become decidedly more pronounced, and the decline of major U.S.

2	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Fund overview (cont’d)

indices from their highs in May signaled a possible entrance into bear market territory.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions.

The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions contributed to results for the reporting period.

Performance review

For the twelve months ended September 30, 2011, Class A shares of Legg Mason Batterymarch S&P 500 Index Fund returned 0.56%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 1.14% for the same period. The Lipper S&P 500 Index Objective Funds Category Average1 returned 0.56% over the same time frame.

Performance Snapshot as of September 30, 2011 (unaudited)
	6 months	12 months
Legg Mason Batterymarch S&P 500 Index Fund:
Class A	-14.04%	0.56%
Class D	-13.96%	0.85%
S&P 500 Index	-13.78%	1.14%
Lipper S&P 500 Index Objective Funds Category Average[1]	-14.03%	0.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance includes gains from settlement of investment litigations. Without these gains, the return for the six months ended September 30, 2011 for Class D shares would have been -14.03%, and the return for the twelve months ended September 30, 2011 for Class D shares would have been 0.76%.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 31, 2011, the gross total annual operating expense ratios for Class A and Class D shares were 0.62% and 0.48%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 158 funds for the six-month period and among the 158 funds for the twelve-month period in the Fund’s Lipper category.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	3

Q. What were the leading contributors to performance?

A. The best performing sector in the Index for the period was the Utilities sector, followed by the Consumer Staples and Energy sectors. Apple Inc. was the biggest contributor overall by virtue of Index weight and return. Exxon Mobil Corp. and International Business Machines Corp. were also strong contributors, again by virtue of large Index weights and double-digit positive returns.

Q. What were the leading detractors from performance?

A. The Financials sector was the poorest performing sector for the period by a wide margin, including the two worst performing stocks by virtue of weight and performance: Bank of America Corp. and Citigroup Inc. each had a negative return in double digits. Hewlett-Packard Co. was also a leading detractor.

Thank you for your investment in Legg Mason Batterymarch S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

October 18, 2011

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2011 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.4%), Apple Inc. (3.3%), International Business Machines Corp. (2.0%), Chevron Corp. (1.8%), Microsoft Corp. (1.8%), Johnson & Johnson (1.7%), Procter & Gamble Co. (1.6%), AT&T Inc. (1.6%), General Electric Co. (1.5%) and Coca-Cola Co. (1.5%). Please refer to pages 8 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2011 were: Information Technology (19.2%), Financials (13.4%), Health Care (11.7%), Consumer Staples (11.4%) and Energy (11.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2011 and September 30, 2010 and does not include derivatives, such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypo thetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-14.04%	$1,000.00	$859.60	0.59%	$2.75	Class A	5.00%	$1,000.00	$1,022.11	0.59%	$2.99
Class D	-13.96	1,000.00	860.40	0.39	1.82	Class D	5.00	1,000.00	1,023.11	0.39	1.98

[1]	For the six months ended September 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

6	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D†
Twelve Months Ended 9/30/11	0.56%	0.85%
Five Years Ended 9/30/11	-1.69	-1.49
Ten Years Ended 9/30/11	2.27	2.50

Cumulative total returns[1]
Class A (9/30/01 through 9/30/11)	25.15%
Class D (9/30/01 through 9/30/11)	28.03

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	The total returns include gains from settlement of investment litigations. Without these gains, the total returns would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	7

Historical performance

Value of $10,000 invested

Class A and D Shares of Legg Mason Batterymarch S&P 500 Index Fund vs. S&P 500 Index† — September 2001 - September 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and D shares of Legg Mason Batterymarch S&P 500 Index Fund on September 30, 2001, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2011. The hypothetical illustration also assumes a $10,000 investment in S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

8	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 98.0%
Consumer Discretionary — 10.6%
Auto Components — 0.2%
Goodyear Tire & Rubber Co.	4,973	$50,177	*
Johnson Controls Inc.	14,291	376,854
Total Auto Components		427,031
Automobiles — 0.4%
Ford Motor Co.	77,753	751,872	*
Harley-Davidson Inc.	4,928	169,178
Total Automobiles		921,050
Distributors — 0.1%
Genuine Parts Co.	3,193	162,204
Diversified Consumer Services — 0.1%
Apollo Group Inc., Class A Shares	2,549	100,966	*
DeVry Inc.	1,280	47,309
H&R Block Inc.	6,232	82,948
Total Diversified Consumer Services		231,223
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	9,445	286,184
Chipotle Mexican Grill Inc.	634	192,070	*
Darden Restaurants Inc.	2,735	116,921
International Game Technology	6,095	88,560
Marriott International Inc., Class A Shares	5,810	158,265
McDonald’s Corp.	21,161	1,858,359
Starbucks Corp.	15,276	569,642
Starwood Hotels & Resorts Worldwide Inc.	4,027	156,328
Wyndham Worldwide Corp.	3,373	96,164
Wynn Resorts Ltd.	1,626	187,120
Yum! Brands Inc.	9,444	466,439
Total Hotels, Restaurants & Leisure		4,176,052
Household Durables — 0.3%
D.R. Horton Inc.	5,630	50,895
Fortune Brands Inc.	3,105	167,918
Harman International Industries Inc.	1,422	40,641
Leggett & Platt Inc.	2,883	57,055
Lennar Corp., Class A Shares	3,279	44,398
Newell Rubbermaid Inc.	5,883	69,831
Pulte Homes Inc.	6,961	27,496	*
Stanley Black & Decker Inc.	3,410	167,431

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	9

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Household Durables — continued
Whirlpool Corp.	1,556	$77,660
Total Household Durables		703,325
Internet & Catalog Retail — 1.1%
Amazon.com Inc.	7,475	1,616,319	*
Expedia Inc.	3,911	100,708
Netflix Inc.	861	97,431	*
Priceline.com Inc.	995	447,213	*
Total Internet & Catalog Retail		2,261,671
Leisure Equipment & Products — 0.1%
Hasbro Inc.	2,383	77,710
Mattel Inc.	6,990	180,971
Total Leisure Equipment & Products		258,681
Media — 3.0%
Cablevision Systems Corp., New York Group, Class A Shares	4,456	70,093
CBS Corp., Class B Shares	13,840	282,059
Comcast Corp., Class A Shares	57,131	1,194,038
DIRECTV, Class A Shares	15,221	643,087	*
Discovery Communications Inc., Class A Shares	5,690	214,058	*
Gannett Co. Inc.	4,913	46,821
Interpublic Group of Cos. Inc.	9,815	70,668
McGraw-Hill Cos. Inc.	6,243	255,963
News Corp., Class A Shares	46,669	721,970
Omnicom Group Inc.	5,682	209,325
Scripps Networks Interactive, Class A Shares	2,053	76,310
Time Warner Cable Inc.	6,684	418,886
Time Warner Inc.	21,799	653,316
Viacom Inc., Class B Shares	11,872	459,921
Walt Disney Co.	38,251	1,153,650
Washington Post Co., Class B Shares	101	33,024
Total Media		6,503,189
Multiline Retail — 0.8%
Big Lots Inc.	1,395	48,588	*
Family Dollar Stores Inc.	2,432	123,692
J.C. Penney Co. Inc.	2,911	77,957
Kohl’s Corp.	5,925	290,917
Macy’s Inc.	9,057	238,380
Nordstrom Inc.	3,387	154,718
Sears Holdings Corp.	827	47,569	*

See Notes to Financial Statements.

10	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Multiline Retail — continued
Target Corp.	13,753	$674,447
Total Multiline Retail		1,656,268
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A Shares	1,799	110,746
AutoNation Inc.	956	31,338	*
AutoZone Inc.	590	188,322	*
Bed Bath & Beyond Inc.	4,942	283,226	*
Best Buy Co. Inc.	6,544	152,475
CarMax Inc.	4,708	112,286	*
GameStop Corp., Class A Shares	2,896	66,898	*
Gap Inc.	7,206	117,025
Home Depot Inc.	32,300	1,061,701
Limited Brands Inc.	5,157	198,596
Lowe’s Cos. Inc.	25,999	502,821
O’Reilly Automotive Inc.	2,781	185,298	*
Ross Stores Inc.	2,397	188,620
Sherwin-Williams Co.	1,768	131,398
Staples Inc.	14,666	195,058
Tiffany & Co.	2,610	158,740
TJX Cos. Inc.	7,996	443,538
Urban Outfitters Inc.	2,415	53,903	*
Total Specialty Retail		4,181,989
Textiles, Apparel & Luxury Goods — 0.6%
Coach Inc.	6,081	315,178
NIKE Inc., Class B Shares	7,722	660,308
Ralph Lauren Corp.	1,350	175,095
V.F. Corp.	1,777	215,941
Total Textiles, Apparel & Luxury Goods		1,366,522
Total Consumer Discretionary		22,849,205
Consumer Staples — 11.4%
Beverages — 2.7%
Brown-Forman Corp., Class B Shares	2,088	146,452
Coca-Cola Co.	47,218	3,190,048
Coca-Cola Enterprises Inc.	6,485	161,347
Constellation Brands Inc., Class A Shares	3,753	67,554	*
Dr. Pepper Snapple Group Inc.	4,347	168,577
Molson Coors Brewing Co., Class B Shares	3,348	132,614
PepsiCo Inc.	32,824	2,031,806
Total Beverages		5,898,398

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	11

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	8,965	$736,206
CVS Caremark Corp.	27,340	918,077
Kroger Co.	12,507	274,654
Safeway Inc.	7,205	119,819
SUPERVALU Inc.	4,533	30,190
Sysco Corp.	12,031	311,603
Wal-Mart Stores Inc.	35,722	1,853,972
Walgreen Co.	18,616	612,280
Whole Foods Market Inc.	3,288	214,739
Total Food & Staples Retailing		5,071,540
Food Products — 1.9%
Archer-Daniels-Midland Co.	14,041	348,357
Campbell Soup Co.	3,649	118,118
ConAgra Foods Inc.	8,440	204,417
Dean Foods Co.	3,825	33,928	*
General Mills Inc.	13,277	510,766
H.J. Heinz Co.	6,502	328,221
Hershey Co.	3,184	188,620
Hormel Foods Corp.	2,810	75,926
J.M. Smucker Co.	2,339	170,490
Kellogg Co.	5,146	273,716
Kraft Foods Inc., Class A Shares	36,114	1,212,708
McCormick & Co. Inc., Non Voting Shares	2,707	124,955
Mead Johnson Nutrition Co., Class A Shares	4,161	286,402
Sara Lee Corp.	11,951	195,399
Tyson Foods Inc., Class A Shares	6,162	106,972
Total Food Products		4,178,995
Household Products — 2.4%
Clorox Co.	2,669	177,034
Colgate-Palmolive Co.	9,925	880,149
Kimberly-Clark Corp.	7,979	566,589
Procter & Gamble Co.	55,760	3,522,917
Total Household Products		5,146,689
Personal Products — 0.2%
Avon Products Inc.	8,762	171,735
Estee Lauder Cos. Inc., Class A Shares	2,325	204,228
Total Personal Products		375,963

See Notes to Financial Statements.

12	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Tobacco — 1.8%
Altria Group Inc.	42,348	$1,135,350
Lorillard Inc.	2,867	317,377
Philip Morris International Inc.	35,853	2,236,510
Reynolds American Inc.	6,899	258,574
Total Tobacco		3,947,811
Total Consumer Staples		24,619,396
Energy — 11.4%
Energy Equipment & Services — 1.9%
Baker Hughes Inc.	9,057	418,071
Cameron International Corp.	5,097	211,729	*
Diamond Offshore Drilling Inc.	1,421	77,785
FMC Technologies Inc.	4,936	185,594	*
Halliburton Co.	18,761	572,586
Helmerich & Payne Inc.	2,167	87,980
Nabors Industries Ltd.	5,969	73,180	*
National-Oilwell Varco Inc.	8,680	444,590
Noble Corp.	5,179	152,004	*
Rowan Cos. Inc.	2,628	79,339	*
Schlumberger Ltd.	27,743	1,657,089
Total Energy Equipment & Services		3,959,947
Oil, Gas & Consumable Fuels — 9.5%
Alpha Natural Resources Inc.	4,687	82,913	*
Anadarko Petroleum Corp.	10,394	655,342
Apache Corp.	8,036	644,809
Cabot Oil & Gas Corp.	2,093	129,578
Chesapeake Energy Corp.	13,435	343,264
Chevron Corp.	41,276	3,818,855
ConocoPhillips	28,138	1,781,698
CONSOL Energy Inc.	4,658	158,046
Denbury Resources Inc.	8,369	96,243	*
Devon Energy Corp.	8,577	475,509
El Paso Corp.	15,802	276,219
EOG Resources Inc.	5,591	397,017
Exxon Mobil Corp.	100,079	7,268,738
Hess Corp.	6,197	325,095
Marathon Oil Corp.	14,670	316,579
Marathon Petroleum Corp.	7,284	197,105
Murphy Oil Corp.	3,958	174,785

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	13

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Newfield Exploration Co.	2,717	$107,838	*
Noble Energy Inc.	3,622	256,438
Occidental Petroleum Corp.	16,733	1,196,409
Peabody Energy Corp.	5,624	190,541
Pioneer Natural Resources Co.	2,471	162,518
QEP Resources Inc.	3,636	98,426
Range Resources Corp.	3,307	193,327
Southwestern Energy Co.	7,120	237,310	*
Spectra Energy Corp.	13,359	327,696
Sunoco Inc.	2,507	77,742
Tesoro Corp.	3,009	58,585	*
Valero Energy Corp.	11,795	209,715
Williams Cos. Inc.	11,994	291,934
Total Oil, Gas & Consumable Fuels		20,550,274
Total Energy		24,510,221
Financials — 13.4%
Capital Markets — 1.9%
Ameriprise Financial Inc.	4,897	192,746
Bank of New York Mellon Corp.	25,383	471,870
BlackRock Inc.	2,050	303,421
Charles Schwab Corp.	22,434	252,831
E*TRADE Financial Corp.	5,252	47,846	*
Federated Investors Inc., Class B Shares	1,912	33,517
Franklin Resources Inc.	3,057	292,371
Goldman Sachs Group Inc.	10,554	997,881
Invesco Ltd.	9,574	148,493
Janus Capital Group Inc.	3,902	23,412
Legg Mason Inc.	2,818	72,451	(a)
Morgan Stanley	32,141	433,903
Northern Trust Corp.	4,953	173,256
State Street Corp.	10,563	339,706
T. Rowe Price Group Inc.	5,385	257,241
Total Capital Markets		4,040,945
Commercial Banks — 2.5%
BB&T Corp.	14,402	307,195
Comerica Inc.	4,160	95,555
Fifth Third Bancorp	18,919	191,082
First Horizon National Corp.	5,617	33,477

See Notes to Financial Statements.

14	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Commercial Banks — continued
Huntington Bancshares Inc.	17,788	$85,383
KeyCorp	19,458	115,386
M&T Bank Corp.	2,596	181,461
PNC Financial Services Group Inc.	10,954	527,873
Regions Financial Corp.	26,095	86,896
SunTrust Banks Inc.	11,134	199,855
U.S. Bancorp	39,699	934,515
Wells Fargo & Co.	108,103	2,607,444
Zions Bancorporation	3,847	54,127
Total Commercial Banks		5,420,249
Consumer Finance — 0.8%
American Express Co.	21,140	949,186
Capital One Financial Corp.	9,268	367,291
Discover Financial Services	11,266	258,442
SLM Corp.	10,390	129,355
Total Consumer Finance		1,704,274
Diversified Financial Services — 2.9%
Bank of America Corp.	212,869	1,302,758
Citigroup Inc.	61,532	1,576,450
CME Group Inc.	1,362	335,597
IntercontinentalExchange Inc.	1,523	180,110	*
JPMorgan Chase & Co.	79,869	2,405,654
Leucadia National Corp.	4,001	90,743
Moody’s Corp.	4,162	126,733
Nasdaq OMX Group Inc.	2,723	63,010	*
NYSE Euronext	5,385	125,147
Principal Financial Group Inc.	6,534	148,126
Total Diversified Financial Services		6,354,328
Insurance — 3.5%
ACE Ltd.	6,885	417,231
AFLAC Inc.	9,578	334,751
Allstate Corp.	10,525	249,337
American International Group Inc.	9,023	198,055	*
Aon Corp.	6,728	282,442
Assurant Inc.	1,934	69,237
Berkshire Hathaway Inc., Class B Shares	36,255	2,575,555	*
Chubb Corp.	5,794	347,582
Cincinnati Financial Corp.	3,337	87,863

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	15

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
Genworth Financial Inc., Class A Shares	10,214	$58,628	*
Hartford Financial Services Group Inc.	9,365	151,151
Lincoln National Corp.	6,740	105,346
Loews Corp.	6,392	220,844
Marsh & McLennan Cos. Inc.	11,117	295,045
MetLife Inc.	22,275	623,923
Progressive Corp.	12,847	228,163
Prudential Financial Inc.	10,279	481,674
Torchmark Corp.	2,134	74,391
Travelers Cos. Inc.	8,549	416,593
Unum Group	6,322	132,509
XL Group PLC	6,762	127,126
Total Insurance		7,477,446
Real Estate Investment Trusts (REITs) — 1.7%
Apartment Investment and Management Co., Class A Shares	2,476	54,769
AvalonBay Communities Inc.	1,896	216,239
Boston Properties Inc.	3,033	270,240
Equity Residential	5,976	309,975
HCP Inc.	8,423	295,310
Health Care REIT Inc.	3,622	169,510
Host Hotels & Resorts Inc.	14,714	160,971
Kimco Realty Corp.	8,387	126,057
Plum Creek Timber Co. Inc.	3,314	115,029
Prologis Inc.	9,561	231,854
Public Storage Inc.	2,885	321,245
Simon Property Group Inc.	6,063	666,809
Ventas Inc.	5,935	293,189
Vornado Realty Trust	3,813	284,526
Weyerhaeuser Co.	11,008	171,174
Total Real Estate Investment Trusts (REITs)		3,686,897
Real Estate Management & Development — 0.0%
CB Richard Ellis Group Inc., Class A Shares	6,686	89,994	*
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp Inc.	10,941	61,926
People’s United Financial Inc.	7,595	86,583
Total Thrifts & Mortgage Finance		148,509
Total Financials		28,922,642

See Notes to Financial Statements.

16	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care — 11.7%
Biotechnology — 1.3%
Amgen Inc.	19,007	$1,044,435
Biogen Idec Inc.	4,978	463,701	*
Celgene Corp.	9,284	574,865	*
Cephalon Inc.	1,577	127,264	*
Gilead Sciences Inc.	15,759	611,449	*
Total Biotechnology		2,821,714
Health Care Equipment & Supplies — 2.1%
Baxter International Inc.	11,680	655,715
Becton, Dickinson & Co.	4,407	323,121
Boston Scientific Corp.	31,450	185,870	*
C.R. Bard Inc.	1,770	154,946
CareFusion Corp.	4,559	109,188	*
Covidien PLC	9,900	436,590
DENTSPLY International Inc.	2,879	88,357
Edwards Lifesciences Corp.	2,375	169,290	*
Hospira Inc.	3,321	122,877	*
Intuitive Surgical Inc.	808	294,338	*
Medtronic Inc.	21,477	713,895
St. Jude Medical Inc.	6,646	240,519
Stryker Corp.	6,792	320,107
Thermo Fisher Scientific Inc.	7,907	400,410	*
Varian Medical Systems Inc.	2,420	126,227	*
Zimmer Holdings Inc.	3,907	209,025	*
Total Health Care Equipment & Supplies		4,550,475
Health Care Providers & Services — 2.1%
Aetna Inc.	7,724	280,767
AmerisourceBergen Corp.	5,358	199,693
Cardinal Health Inc.	6,928	290,145
CIGNA Corp.	5,549	232,725
Coventry Health Care Inc.	3,070	88,447	*
DaVita Inc.	1,912	119,825	*
Express Scripts Inc.	9,566	354,611	*
Humana Inc.	3,389	246,482
Laboratory Corporation of America Holdings	2,028	160,313	*
McKesson Corp.	4,950	359,865
Medco Health Solutions Inc.	7,694	360,772	*
Patterson Cos. Inc.	1,878	53,767

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	17

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — continued
Quest Diagnostics Inc.	3,149	$155,435
Tenet Healthcare Corp.	10,164	41,977	*
UnitedHealth Group Inc.	22,311	1,028,983
WellPoint Inc.	7,382	481,897
Total Health Care Providers & Services		4,455,704
Health Care Technology — 0.1%
Cerner Corp.	2,897	198,502	*
Life Sciences Tools & Services — 0.1%
Life Technologies Corp.	3,710	142,576	*
PerkinElmer Inc.	2,282	43,837
Waters Corp.	1,894	142,978	*
Total Life Sciences Tools & Services		329,391
Pharmaceuticals — 6.0%
Abbott Laboratories	31,675	1,619,860
Allergan Inc.	6,339	522,207
Bristol-Myers Squibb Co.	34,842	1,093,342
Eli Lilly & Co.	20,731	766,425
Forest Laboratories Inc.	5,581	171,839	*
Johnson & Johnson	55,944	3,564,192
Merck & Co. Inc.	62,820	2,054,842
Mylan Inc.	8,644	146,948	*
Pfizer Inc.	158,307	2,798,868
Watson Pharmaceuticals Inc.	2,556	174,447	*
Total Pharmaceuticals		12,912,970
Total Health Care		25,268,756
Industrials — 10.0%
Aerospace & Defense — 1.9%
Boeing Co.	15,070	911,886
General Dynamics Corp.	7,475	425,253
Goodrich Corp.	2,559	308,820
Honeywell International Inc.	16,235	712,879
L-3 Communications Holdings Inc.	2,160	133,855
Lockheed Martin Corp.	5,700	414,048
Northrop Grumman Corp.	5,751	299,972
Precision Castparts Corp.	2,953	459,073
Raytheon Co.	7,231	295,531
Rockwell Collins Inc.	3,241	170,995
Total Aerospace & Defense		4,132,312

See Notes to Financial Statements.

18	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide Inc.	3,374	$231,018
Expeditors International of Washington Inc.	4,365	177,001
FedEx Corp.	6,495	439,582
Ryder System Inc.	1,050	39,385
United Parcel Service Inc., Class B Shares	19,950	1,259,842
Total Air Freight & Logistics		2,146,828
Airlines — 0.1%
Southwest Airlines Co.	16,434	132,129
Building Products — 0.0%
Masco Corp.	7,267	51,741
Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	2,191	54,950
Cintas Corp.	2,282	64,215
Iron Mountain Inc.	4,169	131,824
Pitney Bowes Inc.	4,135	77,738
R.R. Donnelley & Sons Co.	3,888	54,899
Republic Services Inc.	6,504	182,502
Stericycle Inc.	1,751	141,341	*
Waste Management Inc.	9,655	314,367
Total Commercial Services & Supplies		1,021,836
Construction & Engineering — 0.1%
Fluor Corp.	3,607	167,906
Jacobs Engineering Group Inc.	2,631	84,955	*
Quanta Services Inc.	4,375	82,206	*
Total Construction & Engineering		335,067
Electrical Equipment — 0.4%
Emerson Electric Co.	15,349	634,067
Rockwell Automation Inc.	2,964	165,984
Roper Industries Inc.	2,025	139,543
Total Electrical Equipment		939,594
Industrial Conglomerates — 2.9%
3M Co.	14,549	1,044,473
General Electric Co.	218,086	3,323,630
Textron Inc.	5,833	102,894
Tyco International Ltd.	9,617	391,893
United Technologies Corp.	18,839	1,325,512
Total Industrial Conglomerates		6,188,402

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	19

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Machinery — 2.0%
Caterpillar Inc.	13,228	$976,755
Cummins Inc.	4,088	333,826
Danaher Corp.	11,770	493,634
Deere & Co.	8,508	549,362
Dover Corp.	3,812	177,639
Eaton Corp.	7,068	250,914
Flowserve Corp.	1,142	84,508
Illinois Tool Works Inc.	10,105	420,368
Ingersoll-Rand PLC	6,933	194,748
ITT Industries Inc.	3,764	158,088
Joy Global Inc.	2,167	135,177
PACCAR Inc.	7,634	258,182
Pall Corp.	2,390	101,336
Parker Hannifin Corp.	3,158	199,365
Snap-on Inc.	1,198	53,191
Total Machinery		4,387,093
Professional Services — 0.1%
Dun & Bradstreet Corp.	1,014	62,118
Equifax Inc.	2,524	77,588
Robert Half International Inc.	3,014	63,957
Total Professional Services		203,663
Road & Rail — 0.8%
CSX Corp.	22,600	421,942
Norfolk Southern Corp.	7,172	437,636
Union Pacific Corp.	10,136	827,807
Total Road & Rail		1,687,385
Trading Companies & Distributors — 0.2%
Fastenal Co.	6,084	202,476
W. W. Grainger Inc.	1,243	185,878
Total Trading Companies & Distributors		388,354
Total Industrials		21,614,404
Information Technology — 19.2%
Communications Equipment — 2.0%
Cisco Systems Inc.	113,431	1,757,046
F5 Networks Inc.	1,657	117,730	*
Harris Corp.	2,464	84,195
JDS Uniphase Corp.	4,624	46,101	*
Juniper Networks Inc.	10,324	178,192	*

See Notes to Financial Statements.

20	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Communications Equipment — continued
Motorola Mobility Holdings Inc.	5,325	$201,179	*
Motorola Solutions Inc.	6,257	262,168
QUALCOMM Inc.	34,293	1,667,669
Tellabs Inc.	7,531	32,308
Total Communications Equipment		4,346,588
Computers & Peripherals — 4.7%
Apple Inc.	18,906	7,206,589	*
Dell Inc.	32,278	456,734	*
EMC Corp.	42,967	901,877	*
Hewlett-Packard Co.	42,524	954,664
Lexmark International Inc., Class A Shares	1,645	44,464	*
NetApp Inc.	7,725	262,187	*
SanDisk Corp.	4,881	196,948	*
Western Digital Corp.	4,784	123,044	*
Total Computers & Peripherals		10,146,507
Electronic Equipment, Instruments & Components — 0.5%
Agilent Technologies Inc.	7,103	221,969	*
Amphenol Corp., Class A Shares	3,453	140,779
Corning Inc.	32,203	398,029
FLIR Systems Inc.	3,302	82,715
Jabil Circuit Inc.	3,717	66,125
Molex Inc.	2,798	56,995
Total Electronic Equipment, Instruments & Components		966,612
Internet Software & Services — 1.8%
Akamai Technologies Inc.	3,775	75,047	*
eBay Inc.	24,633	726,427	*
Google Inc., Class A Shares	5,188	2,668,604	*
Monster Worldwide Inc.	2,691	19,321	*
VeriSign Inc.	3,359	96,101
Yahoo! Inc.	26,104	343,529	*
Total Internet Software & Services		3,929,029
IT Services — 3.9%
Accenture PLC, Class A Shares	13,463	709,231
Automatic Data Processing Inc.	10,122	477,252
Cognizant Technology Solutions Corp., Class A Shares	6,248	391,750	*
Computer Sciences Corp.	3,192	85,705
Fidelity National Information Services Inc.	5,091	123,813
Fiserv Inc.	2,906	147,538	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	21

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
IT Services — continued
International Business Machines Corp.	24,297	$4,252,704
MasterCard Inc., Class A Shares	2,225	705,681
Paychex Inc.	6,704	176,784
SAIC Inc.	5,650	66,726	*
Teradata Corp.	3,428	183,501	*
Total System Services Inc.	3,366	56,986
Visa Inc., Class A Shares	10,440	894,917
Western Union Co.	12,813	195,911
Total IT Services		8,468,499
Office Electronics — 0.1%
Xerox Corp.	28,680	199,900
Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices Inc.	11,935	60,630	*
Altera Corp.	6,706	211,440
Analog Devices Inc.	6,042	188,812
Applied Materials Inc.	27,623	285,898
Broadcom Corp., Class A Shares	9,881	328,938	*
First Solar Inc.	1,194	75,473	*
Intel Corp.	108,218	2,308,290
KLA-Tencor Corp.	3,410	130,535
Linear Technology Corp.	4,601	127,218
LSI Corp.	11,749	60,860	*
MEMC Electronic Materials Inc.	4,703	24,644	*
Microchip Technology Inc.	3,836	119,338
Micron Technology Inc.	19,832	99,953	*
Novellus Systems Inc.	1,420	38,709	*
NVIDIA Corp.	12,368	154,600	*
Teradyne Inc.	3,767	41,475	*
Texas Instruments Inc.	23,717	632,058
Xilinx Inc.	5,377	147,545
Total Semiconductors & Semiconductor Equipment		5,036,416
Software — 3.8%
Adobe Systems Inc.	10,119	244,576	*
Autodesk Inc.	4,777	132,705	*
BMC Software Inc.	3,594	138,585	*
CA Inc.	7,788	151,165
Citrix Systems Inc.	3,882	211,685	*
Compuware Corp.	4,483	34,340	*

See Notes to Financial Statements.

22	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Software — continued
Electronic Arts Inc.	6,840	$139,878	*
Intuit Inc.	6,263	297,117	*
Microsoft Corp.	153,428	3,818,823
Oracle Corp.	82,090	2,359,267
Red Hat Inc.	4,053	171,280	*
Salesforce.com Inc.	2,776	317,241	*
Symantec Corp.	15,614	254,508	*
Total Software		8,271,170
Total Information Technology		41,364,721
Materials — 3.2%
Chemicals — 2.0%
Air Products & Chemicals Inc.	4,402	336,181
Airgas Inc.	1,409	89,922
CF Industries Holdings Inc.	1,444	178,175
Dow Chemical Co.	24,604	552,606
E.I. du Pont de Nemours & Co.	19,236	768,863
Eastman Chemical Co.	1,454	99,643
Ecolab Inc.	4,710	230,272
FMC Corp.	1,480	102,357
International Flavors & Fragrances Inc.	1,670	93,887
Monsanto Co.	10,940	656,837
Mosaic Co.	5,309	259,982
PPG Industries Inc.	3,242	229,080
Praxair Inc.	6,214	580,885
Sigma-Aldrich Corp.	2,517	155,525
Total Chemicals		4,334,215
Construction Materials — 0.0%
Vulcan Materials Co.	2,615	72,069
Containers & Packaging — 0.1%
Ball Corp.	3,308	102,614
Bemis Co. Inc.	2,119	62,108
Owens-Illinois Inc.	3,388	51,227	*
Sealed Air Corp.	3,377	56,396
Total Containers & Packaging		272,345
Metals & Mining — 0.9%
AK Steel Holding Corp.	2,279	14,905
Alcoa Inc.	21,957	210,128
Allegheny Technologies Inc.	2,228	82,414

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	23

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Metals & Mining — continued
Cliffs Natural Resources Inc.	2,984	$152,691
Freeport-McMoRan Copper & Gold Inc.	19,531	594,719
Newmont Mining Corp.	10,002	629,126
Nucor Corp.	6,578	208,128
Titanium Metals Corp.	1,751	26,230
United States Steel Corp.	2,951	64,951
Total Metals & Mining		1,983,292
Paper & Forest Products — 0.2%
International Paper Co.	9,123	212,110
MeadWestvaco Corp.	3,505	86,083
Total Paper & Forest Products		298,193
Total Materials		6,960,114
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 2.9%
AT&T Inc.	120,906	3,448,239
CenturyLink Inc.	12,306	407,575
Frontier Communications Corp.	19,896	121,565
Verizon Communications Inc.	58,132	2,139,258
Windstream Corp.	10,396	121,217
Total Diversified Telecommunication Services		6,237,854
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A Shares	8,099	435,726	*
MetroPCS Communications Inc.	5,900	51,389	*
Sprint Nextel Corp.	58,952	179,214	*
Total Wireless Telecommunication Services		666,329
Total Telecommunication Services		6,904,183
Utilities — 3.9%
Electric Utilities — 2.1%
American Electric Power Co. Inc.	9,790	372,216
Duke Energy Corp.	27,357	546,866
Edison International	6,712	256,734
Entergy Corp.	3,628	240,500
Exelon Corp.	13,626	580,604
FirstEnergy Corp.	8,581	385,373
NextEra Energy Inc.	8,650	467,273
Northeast Utilities	3,620	121,813
Pepco Holdings Inc.	4,613	87,278
Pinnacle West Capital Corp.	2,225	95,542

See Notes to Financial Statements.

24	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Electric Utilities — continued
PPL Corp.	11,784	$336,315
Progress Energy Inc.	6,038	312,285
Southern Co.	17,464	739,950
Total Electric Utilities		4,542,749
Gas Utilities — 0.1%
EQT Corp.	3,069	163,762
Nicor Inc.	928	51,049
ONEOK Inc.	2,111	139,410
Total Gas Utilities		354,221
Independent Power Producers & Energy Traders — 0.2%
AES Corp.	13,654	133,263	*
Constellation Energy Group Inc.	4,150	157,949
NRG Energy Inc.	5,000	106,050	*
Total Independent Power Producers & Energy Traders		397,262
Multi-Utilities — 1.5%
Ameren Corp.	4,958	147,600
CenterPoint Energy Inc.	8,590	168,536
CMS Energy Corp.	5,135	101,622
Consolidated Edison Inc.	5,972	340,523
Dominion Resources Inc.	11,717	594,872
DTE Energy Co.	3,453	169,266
Integrys Energy Group Inc.	1,553	75,507
NiSource Inc.	5,726	122,422
PG&E Corp.	8,256	349,311
Public Service Enterprise Group Inc.	10,357	345,613
SCANA Corp.	2,344	94,815
Sempra Energy	4,913	253,019
TECO Energy Inc.	4,392	75,235
Wisconsin Energy Corp.	4,786	149,754
Xcel Energy Inc.	9,908	244,629
Total Multi-Utilities		3,232,724
Total Utilities		8,526,956
Total Investments before Short-Term Investments (Cost — $182,834,303)		211,540,598

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	25

Legg Mason Batterymarch S&P 500 Index Fund

Rate		Maturity Date	Face Amount	Value
Short-Term Investments — 2.5%
Repurchase Agreements — 2.5%
Interest in $200,000,000 joint tri-party repurchase agreement dated 9/30/11 with RBS Securities Inc.; Proceeds at maturity — $5,297,031; (Fully collateralized by U.S. government obligations, 6.000% due 2/15/26; Market value — $5,403,119) (Cost — $5,297,000)	0.070%	10/3/11	$5,297,000	$5,297,000
Total Investments — 100.5% (Cost — $188,131,303#)				216,837,598
Liabilities in Excess of Other Assets — (0.5)%				(1,069,107)
Total Net Assets — 100.0%				$215,768,491

*	Non-income producing security.

(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests (Note 7).

#	Aggregate cost for federal income tax purposes is $201,673,967.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

26	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Statement of assets and liabilities

September 30, 2011

Assets:
Investments in unaffiliated securities, at value (Cost — $187,786,983)	$216,765,147
Investments in affiliated securities, at value (Cost — $344,320)	72,451
Cash	196
Deposits with brokers for open futures contracts	380,000
Dividends and interest receivable	304,407
Receivable for Fund shares sold	80,440
Prepaid expenses	23,900
Total Assets	217,626,541

Liabilities:
Payable for Fund shares repurchased	1,176,986
Payable for securities purchased	266,584
Payable to broker — variation margin on open futures contracts	146,973
Transfer agent fees payable	100,057
Service and/or distribution fees payable	35,119
Investment management fee payable	35,097
Trustees’ fees payable	8,207
Accrued expenses	89,027
Total Liabilities	1,858,050
Total Net Assets	$215,768,491

Net Assets:
Par value (Note 8)	$187
Paid-in capital in excess of par value	248,162,979
Undistributed net investment income	2,185,517
Accumulated net realized loss on investments and futures contracts	(63,193,747)
Net unrealized appreciation on investments and futures contracts	28,613,555
Total Net Assets	$215,768,491

Shares Outstanding:
Class A	17,711,511
Class D	1,025,943

Net Asset Value:
Class A	$11.51
Class D	$11.59

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	27

Statement of operations

For the Year Ended September 30, 2011

Investment Income:
Dividends from unaffiliated investments	$5,038,920
Dividends from affiliated investments	821
Interest	3,179
Total Investment Income	5,042,920

Expenses:
Investment management fee (Note 2)	630,826
Service and/or distribution fees (Notes 2 and 5)	475,771
Transfer agent fees (Note 5)	178,118
Shareholder reports	39,652
Audit and tax	38,532
Registration fees	36,431
Legal fees	34,406
Standard & Poor’s license fees	25,118
Trustees’ fees	23,182
Fund accounting fees	19,506
Custody fees	11,015
Insurance	5,106
Miscellaneous expenses	3,534
Total Expenses	1,521,197
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(61,343)
Net Expenses	1,459,854
Net Investment Income	3,583,066

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	15,819,633
Investment transactions in affiliated securities	(26,457)
Futures contracts	481,409
Net Realized Gain	16,274,585
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Investments	(14,722,477)
Affiliated Investments	14,777
Futures contracts	(189,037)
Change in Net Unrealized Appreciation (Depreciation)	(14,896,737)
Net Gain on Investments and Futures Contracts	1,377,848
Increase in Net Assets from Operations	$4,960,914

See Notes to Financial Statements.

28	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2011	2010

Operations:
Net investment income	$3,583,066	$3,836,824
Net realized gain	16,274,585	7,199,111
Change in net unrealized appreciation (depreciation)	(14,896,737)	14,831,721
Proceeds from settlement of a regulatory matter	—	46,012	†
Increase in Net Assets From Operations	4,960,914	25,913,668

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,700,017)	(4,500,492)
Decrease in Net Assets From Distributions to Shareholders	(3,700,017)	(4,500,492)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	24,484,921	23,720,840
Reinvestment of distributions	3,686,904	4,441,496
Cost of shares repurchased	(56,355,792)	(84,333,387)
Decrease in Net Assets From Fund Share Transactions	(28,183,967)	(56,171,051)
Decrease in Net Assets	(26,923,070)	(34,757,875)

Net Assets:
Beginning of year	242,691,561	277,449,436
End of year*	$215,768,491	$242,691,561
* Includes undistributed net investment income of:	$2,185,517	$2,302,468

†	The Fund received $46,007 and $5 for Class A and D, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3]

Net asset value, beginning of year	$11.61	$10.75	$9.06	$14.86	$14.36	$12.63

Income (loss) from operations:
Net investment income	0.18	0.16	0.13	0.22	0.21	0.18
Net realized and unrealized gain (loss)	(0.10)	0.88	1.59	(5.79)	0.51	1.74
Total income (loss) from operations	0.08	1.04	1.72	(5.57)	0.72	1.92

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.03)	(0.23)	(0.22)	(0.19)
Total distributions	(0.18)	(0.18)	(0.03)	(0.23)	(0.22)	(0.19)

Net asset value, end of year	$11.51	$11.61	$10.75	$9.06	$14.86	$14.36
Total return[4]	0.56%	9.71%	19.00%	(37.47)%	5.03%	15.20%

Net assets, end of year (millions)	$204	$229	$260	$239	$434	$459

Ratios to average net assets:
Gross expenses	0.61%	0.61%	0.62%[5]	0.57%	0.55%	0.57%[6]
Net expenses[7,8]	0.59	0.59	0.59 [5]	0.55	0.55	0.57 [6]
Net investment income	1.41	1.44	1.88 [5]	1.72	1.42	1.36

Portfolio turnover rate	5%	7%[9]	4%	8%	6%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through September 30, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.59% as a result of a contractual expense limitation.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

30	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class D Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3]

Net asset value, beginning of year	$11.68	$10.82	$9.11	$14.93	$14.43	$12.66

Income (loss) from operations:
Net investment income	0.21	0.19	0.14	0.24	0.25	0.20
Net realized and unrealized gain (loss)	(0.09)	0.87	1.60	(5.81)	0.50	1.78
Total income (loss) from operations	0.12	1.06	1.74	(5.57)	0.75	1.98

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.03)	(0.25)	(0.25)	(0.21)
Total distributions	(0.21)	(0.20)	(0.03)	(0.25)	(0.25)	(0.21)

Net asset value, end of year	$11.59	$11.68	$10.82	$9.11	$14.93	$14.43
Total return[4]	0.85%†	9.80%	19.14%	(37.30)%	5.22%	15.66%

Net assets, end of year (millions)	$12	$14	$17	$20	$39	$40

Ratios to average net assets:
Gross expenses	0.49%	0.47%	0.88%[5]	0.37%	0.39%	0.44%[6]
Net expenses[7,8]	0.39	0.39	0.39 [5]	0.36	0.35	0.40 [6]
Net investment income	1.61	1.65	2.09 [5]	1.92	1.62	1.47

Portfolio turnover rate	5%	7%[9]	4%	8%	6%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through September 30, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.42% and 0.39%, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.39% as a result of a contractual expense limitation.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

†	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.76% for the year ended September 30, 2011.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$211,540,598	—	—	$211,540,598
Short-term investments†	—	$5,297,000	—	5,297,000
Total investments	$211,540,598	$5,297,000	—	$216,837,598
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$92,740	—	—	$92,740

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	33

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

34	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Notes to financial statements (cont’d)

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Realized Loss	Paid-in Capital
(a)	$86,265	$(86,265)

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in a prior year in-kind distribution.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and D shares did not exceed 0.59% and 0.39%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	35

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2011, fees waived and/or expenses reimbursed amounted to $61,343.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2011, the Fund had accrued $297 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,615,015
Sales	39,620,442

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,810,320
Gross unrealized depreciation	(48,646,689)
Net unrealized appreciation	$15,163,631

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
S&P 500 Index	11	12/11	$3,189,240	$3,096,500	$(92,740)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

36	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Notes to financial statements (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2011.

LIABILITY DERIVATIVES[1]
Equity Contracts Risk
Futures contracts[2]	$92,740

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Futures contracts	$481,409

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Futures contracts	$(189,037)

During the year ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$3,929,181

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service and/or distribution fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets. Service and distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$475,771	$156,581
Class D	—	21,537
Total	$475,771	$178,118

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	37

For the year ended September 30, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$46,489
Class D	14,854
Total	$61,343

6. Distributions to shareholders by class

	Year Ended September 30, 2011	Year Ended September 30, 2010
Net Investment Income:
Class A	$3,464,750	$4,206,591
Class D	235,267	293,901
Total	$3,700,017	$4,500,492

7. Transactions with affiliated companies

The Fund invests in securities that are components of the S&P 500 Index. Legg Mason Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Legg Mason Inc. were made in accordance to its proportional weighting in the S&P 500 Index. The following transactions were effected in shares of Legg Mason for the year ended September 30, 2011:

	Affiliate Value at 9/30/2010	Purchased		Sold		Dividend Income	Affiliate Value at 9/30/2011	Realized Loss
		Cost	Shares	Cost	Shares
Legg Mason Inc.	$108,783	$327	9	$51,435	780	$821	$72,451	$(26,457)

8. Shares of beneficial interest

At September 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,514,842	$19,132,673	1,934,665	$21,741,587
Shares issued on reinvestment	272,211	3,451,637	366,395	4,147,595
Shares repurchased	(3,766,687)	(48,327,446)	(6,831,355)	(77,888,685)
Net decrease	(1,979,634)	$(25,743,136)	(4,530,295)	$(51,999,503)

38	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Notes to financial statements (cont’d)

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class D
Shares sold	407,086	$5,352,248	174,774	$1,979,252
Shares issued on reinvestment	18,452	235,267	25,826	293,902
Shares repurchased	(610,531)	(8,028,346)	(572,087)	(6,444,702)
Net decrease	(184,993)	$(2,440,831)	(371,487)	$(4,171,548)

9. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. During the year ended September 30, 2010, the Fund had redemptions-in-kind with total proceeds in the amount of $23,087,664. The net realized gains on these redemptions-in-kind amounted to $10,231,716, which were not realized by the Fund for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$3,700,017	$4,500,492

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,201,533
Capital loss carryforward*	(49,718,861)
Other book/tax temporary differences(a)	51,762
Unrealized appreciation/(depreciation)(b)	15,070,891
Total accumulated earnings / (losses) — net	$(32,394,675)

*	During the taxable year ended September 30, 2011, the Fund utilized $11,471,573 of its capital loss carryover available from prior years. As of September 30, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2014	$(18,924,111)
9/30/2016	(11,834,597)
9/30/2017	(18,922,191)
9/30/2018	(37,962)
$(49,718,861)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	39

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the

40	Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report

Notes to financial statements (cont’d)

U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch S&P 500 Index Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the period from January 1, 2009 to September 30, 2009, and each of the years in the three-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch S&P 500 Index Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2011

42	Legg Mason Batterymarch S&P 500 Index Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch S&P 500 Index Fund	43

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

44	Legg Mason Batterymarch S&P 500 Index Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch S&P 500 Index Fund	45

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

46	Legg Mason Batterymarch S&P 500 Index Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Legg Mason Batterymarch S&P 500 Index Fund	47

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

48	Legg Mason Batterymarch S&P 500 Index Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2011:

Record date:	12/28/2010
Payable date:	12/29/2010
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04121 11/11 SR11-1513

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2010 and September 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,100 in 2010 and $72,300 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2010 and $9,900 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011